UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
July 7, 2010 (July 6, 2010)
Date of Report (Date of earliest event reported)

CARE INVESTMENT TRUST INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-33549 (Commission File Number)	38-3754322 (I.R.S. Employer Identification No.)

505 Fifth Avenue, 6th Floor, New York, New York	10017
(Address of principal executive offices)	(zip code)
Registrant’s telephone number, including area code: (212) 771-0505
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01	Entry into a Material Definitive Agreement.
     On July 6, 2010, Care Investment Trust Inc. (“Care”) and Tiptree Financial Partners, L.P., a Delaware limited partnership (“Tiptree”) agreed to amend the Purchase and Sale Agreement (the “Agreement”) entered into on March 16, 2010, to extend the “Outside Date” as defined in the Agreement from August 31, 2010 to September 30, 2010. The foregoing is qualified in its entirety by the amendment to the Agreement which is attached as Exhibit 10.1 to this report and incorporated herein by reference.
     The Agreement between Care and Tiptree contemplates an issuance of common stock to Tiptree and a concurrent cash tender offer (the “Tender Offer”) to be made by Care to its stockholders (and together with the stock issuance, the “Transaction”). In connection with the Transaction, the Company intends to file a Proxy Statement with the SEC in connection with our Board’s solicitation of stockholder approval for the issuance of common stock to Tiptree. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE TRANSACTION AND THE DIRECT OR INDIRECT INTERESTS OF OUR BOARD MEMBERS AND EXECUTIVE OFFICERS IN CONNECTION WITH THE TRANSACTION. The Proxy Statement (when it becomes available) may be obtained free of charge on the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the Proxy Statement after it is filed with the SEC by contacting our Secretary and Chief Compliance Officer, Paul F. Hughes at (212) 771-0505 or in writing to Care Investment Trust Inc., 505 Fifth Avenue, 6th Floor, New York, New York 10017, Attention: Paul F. Hughes, Secretary and Chief Compliance Officer or by accessing the Company’s website at www.carereit.com. Investors and security holders are urged to read the Proxy Statement before making any voting decision with respect to the matters contemplated therein.
     In addition, in connection with the Tender Offer, the Company intends to file with the SEC a Schedule TO which will contain our formal offer to purchase from our stockholders common stock in the Tender Offer, and associated transmittal materials. You are urged to read the information in the Schedule TO, and the Offer to Purchase that will be filed therewith, when it becomes available because it will contain important information. As with the Proxy Statement, the Schedule TO, and the Offer to Purchase that will be filed therewith (when they become available), may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the Schedule TO after it is filed with the
SEC by contacting our Secretary and Chief Compliance Officer, Paul F. Hughes at (212) 771-0505 or in writing to Care Investment Trust Inc., 505 Fifth Avenue, 6th Floor, New York, New York 10017, Attention: Paul F. Hughes, Secretary and Chief Compliance Officer or by accessing the Company’s website at www.carereit.com. Security holders are urged to read the Schedule TO because it will contain important information.

Item 9.01	Exhibits
     (d) Exhibits
The following exhibit is filed as part of this Report to the extent described in Item 1.01.

Exhibit No.	Description of Document
10.1	First Amendment to Purchase and Sale Agreement by and between Care Investment Trust Inc. and Tiptree Financial Partners, L.P., dated as of July 6, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 7, 2010

CARE INVESTMENT TRUST INC.
By:	/s/Paul F. Hughes
	Name:	Paul F. Hughes
	Title:	Chief Compliance Officer and Secretary

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